UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 23, 2012

DLH Holdings Corp.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-18492

New Jersey	22-1899798
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1776 Peachtree Street, N.W.

Atlanta, GA 30309

(Address and zip code of principal executive offices)

(866) 952-1647
(Registrant’s telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported by DLH Holdings Corp. (the “Company”), the Company’s employment of John E. Kahn, who had served as its Chief Financial Officer, terminated effective June 25, 2012. On August 23, 2012, the Company entered into a separation agreement with Mr. Kahn, memorializing the terms of his departure from the Company. The separation agreement is described in greater detail below in Item 5.02 of this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Following the termination of Mr. Kahn’s employment as the Company’s Chief Financial Officer, on August 23, 2012, the Company and Mr. Kahn entered into a Separation Agreement (the “Separation Agreement”) regarding the terms of his departure from the Company.  The Separation Agreement confirms that in consideration of the general release granted by Mr. Kahn to the Company, Mr. Kahn will receive the following, each of which is provided for under the terms of the Employment Agreement between the Company and Mr. Kahn dated as of September 17, 2010:

(a)                                  a severance payment of $190,000 payable in equal installments on each of the Company’s regular pay dates over a twelve month period;

(b)                                 payment for premium payments under the Consolidated Omnibus Budget Reconciliation Act of 1995, as amended, for Mr. Kahn under the Company’s group medical and dental plans through the first to occur of (i) the expiration of the 12-month severance pay period and (ii) the date he becomes eligible to enroll in reasonably equivalent health and dental plans of another employer;

(c)                                  payment of accrued compensation payable through the date of termination, including unused vacation time through such period; and

(d)                                 confirmation of his ability to exercise vested stock options aggregating 100,000 shares of common stock for a period of 90 days after the date of termination.

The following description of the Separation Agreement is qualified in its entirety by reference to the full text of such agreement.

Item 9.01	Financial Statements and Exhibits

	Exhibit Number	Exhibit Title or Description
(d)
	10.1	Separation Agreement with John E. Kahn dated as of August 23, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DLH Holdings Corp.

	By:	/s/ Zachary C. Parker
	Name:	Zachary C. Parker
	Title:	Chief Executive Officer
Date: August 27, 2012

EXHIBIT INDEX

Exhibit Number	Description

10.1	Separation Agreement with John E. Kahn dated as of August 23, 2012